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                                                                   EXHIBIT 10(a)

                                    FORM OF
                        GREAT LAKES CHEMICAL CORPORATION
                             STOCK OPTION AGREEMENT


     THIS AGREEMENT, made as of the 1st day of April, 1998 (the "Effective Date") by and between Great Lakes Chemical Corporation ( the "Company") and Mark Bulriss (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company and the Executive have entered into an employment agreement dated as of the date hereof (the "Employment Agreement"), pursuant to which the Executive will serve as the President and Chief Executive Officer of the Company; and

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company to enter into this Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Executive the right and option (an "Option") to purchase, subject to the vesting provisions of
Section 3, all or any part of an aggregate of 700,000 shares of the Company's common stock, par value $1.00 per share ("Common Stock") (such number, as adjusted hereunder, being referred to as the "Option Shares"). The purchase price per share of the Option shall be equal to the average of the closing prices of the Common Stock over the five (5) consecutive trading day period ending on March 17, 1998 (such price, as adjusted hereunder, being referred to as the "Option Price"). The number of Option Shares and the Option Price shall be subject to adjustment as provided in Section 10 hereof, including the adjustment of the Option Price to reflect consummation of the Company's proposed spinoff of Octel (the "Spinoff"); provided, however, that the number of Option Shares shall not be subject to adjustment to reflect consummation of the Spinoff, so that, after giving effect to the Spinoff, the Option shall represent an option to acquire 700,000 shares of Common Stock of the post-Spinoff Company at a price equal to the Option Price set forth in the preceding sentence, as adjusted to reflect consummation of the Spinoff.

     2. Term of Option. Subject to earlier termination as provided in Section 4, the Option shall expire and cease to be exercisable on the tenth anniversary of the Effective Date (the "Termination Date").


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             3.   Vesting and Exercisability.

                  (a) Regular Vesting Schedule. An aggregate of 200,000 Option Shares shall vest and become exercisable on the Effective Date and, except as otherwise provided herein, the remaining 500,000 Option Shares shall vest ratably on an annual basis on each of the first four anniversaries of the Effective Date, provided that the Executive is employed by the Company on each applicable vesting date, as follows:


                  Additional Number
                     of Shares             Vesting Date
                  -----------------        -------------
                     125,000               April 1, 1999
                     125,000               April 1, 2000
                     125,000               April 1, 2001
                    1215,000               April 1, 2002


                  (b) Acceleration of Vesting. Upon (i) the occurrence of a Change in Control (as defined in the Great Lakes Chemical Corporation 1993 Employee Stock Compensation Plan (the "1993 Plan")), (ii) termination of the Executive's employment with the Company by reason of the death or Disability of the Executive, (iii) termination of the Executive's employment by the Company without Cause or (iv) termination of the Executive's employment by the Executive for Good Reason, the Option Shares shall become immediately vested and fully exercisable.

                  (c) Certain Definitions. For purposes of this Agreement, "Cause," "Disability" and "Good Reason" shall have the respective meanings ascribed to such terms under the Employment Agreement.

             4.   Termination of Employment

                  (a) Death; Disability; Without Cause; Good Reason. Upon the termination of the Executive's employment (i) by reason of the death or Disability of the Executive, (ii) by the Company without Cause, or (iii) by the Executive for Good Reason, the Option shall remain exercisable until the earliest of (1) the third anniversary of the Date of Termination (as defined in the Employment Agreement), (2) the date on which Executive shall have breached the provisions of Section 8 of the Employment Agreement (other than an isolated, inadvertent breach), or (3) the Termination Date.

                  (b) Cause; Other than for Good reason. Upon termination of the Executive's services by the Company for Cause or by the Executive (other than for Good Reason), the:

                      (1) the unvested portion of the Option shall terminate
                  upon the Date of Termination and no longer be exercisable; and

                      (2) the vested portion of the Option shall remain
                  exercisable until the earliest of (x) the expiration of six
                  (6) months following the Date of



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                  Termination, (y) the date on which Executive shall have
                  breached the provisions of Section 8 of the Employment Agreement (other than an isolated, inadvertent breach), or (z) the Termination Date.

               5. Method of Exercising Option.

                  (a) Full payment for the Option Shares purchased shall be made at the time of any exercise under this Agreement. The option price shall be payable to the Company either (i) in United States dollars in cash or by check, bank draft, or postal or express money order, or (ii) through the deliver of shares of Common Stock owned by the Executive for at least six (6 Months prior to the date of exercise having a Fair Market Value on the date of exercise equal to the full Option Price, or (iii) by a combination of (i) and (ii) above. For purposes of this Agreement, "Fair Market Value" shall have the meaning ascribed to such term under the 1993 Plan. Upon written request by the Executive, exercise under this Agreement may be done on a cashless basis through a broker (i.e., the Executive shall be entitled to receive the Fair market Value of the Option Shares, less the Option Price, without being required to pay the Option Price). Subject to the terms and conditions hereof, the Option shall be exercisable by notice to the Company on the form provided by the Company upon request of the Executive. In the event the Options are being exercised by any person or persons other than the Executive, the notice shall be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise any right under this Agreement.

                  (b) At the time of exercise, the Executive shall pay to the Company such amount as the Company reasonably deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of such exercise or the transfer of Option Shares thereupon, by tendering to the Company a check in the amount of such withholding or by electing to have withheld upon exercise shares of Common Stock having a Fair Market Value equal to the amount of such tax withholding.

     6. Issuance of Shares. As promptly as practical after receipt of such written notification of exercise and full payment of the option price and any required tax withholding, the Company shall issue or transfer to the Executive the number of Option shares with respect to which such Option has been exercised (less shares withheld in satisfaction of tax withholding obligations, if any), and shall deliver to the Executive a certificate or certificates therefor, registered in the Executive's name. The Company may postpone such delivery until it receives satisfactory proof that the issuance or transfer of such Option Shares will not violate any of the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange commission promulgated thereunder, or the requires of applicable state law relating to authorization, issuance or sale of securities, or until there has been compliance with the provisions of such acts or rules.



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             7.   Company; Executive.

                  (a) The term "Company" as used in this Agreement with reference to employment shall include the Company and its subsidiaries, as appropriate.

                  (b) Whenever the word "Executive" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, the word "Executive" shall be deemed to include such person or persons.

     8. Non-Transferability. The Option is not transferable by the Executive otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution, and is exercisable during the Executive's lifetime only by the Executive. No assignment or transfer of all or any part of the Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever.

     9. Rights as Shareholder. Neither the Executive nor any transferee of the Option shall have any of the rights of a shareholder with respect to any Option Shares except to the extent that certificate(s) for such Option Shares shall have been issued upon the exercise of the Option as provided herein, and no adjustment shall be made for cash distributions in respect of such Option Shares for which the record date is prior to the date upon which such Executive or transferee shall become the holder of record thereof.

     10. Adjustments. Except as otherwise provided herein, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than regular cash dividends, the Company shall make such substitution or adjustment, if any, as it reasonably deems to be equitable, as to the number or kind of shares of Common Stock subject to, or the Option Price of, the Option under this Agreement.

     11. Compliance with Law. Notwithstanding any of the provisions hereof, the Executive hereby agrees that such Executive shall not exercise the Options, and that the Company shall not be obligated to issue or transfer any shares to the Executive hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Executive or the Company of any provisions of any law or regulation of any governmental authority. Any reasonable determination in this connection by the Company shall be final, binding and conclusive.

     12. Acquisition for Purpose of Investment. The Executive hereby represents and warrants that any Option Shares acquired pursuant to the exercise of the Option are acquired for his own account solely for the purpose of investment and not with a view to, or



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for sale in connection with, any distribution thereof in violation of the
Securities Act. The Executive hereby acknowledges that the Option Shares have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from the registration requirements of the Securities Act. The Company agrees to cause the Option Shares to be registered, as specified in the Employment Agreement.

             13.  Employment Agreement Restrictions

                  (a) The Executive acknowledges that the sale, transfer and other disposition of any Option Shares acquired pursuant to the exercise of the Option are subject to restrictions pursuant to the Employment Agreement. The Executive agrees to the placement on certificates representing any such Option Shares of a legend (the "Legend"), substantially as set forth below:

                  "THE SALE, TRANSFER AND OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE EMPLOYMENT AGREEMENT DATED AS OF APRIL 1, 1998, BETWEEN GREAT LAKES CHEMICAL CORPORATION AND MARK BULRISS."

                  (b) The Legend shall be removed from any certificates representing Option Shares acquired pursuant to the exercise of the Option at such time as the sale, transfer or other disposition of such Option Shares are no longer subject to the restrictions set forth in the Employment Agreement.

     14. Notices. For purposes of this Agreement, all communications provided for in this Agreement shall be in writing and shall be deemed to be duly given when delivered or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                If to the Executive:

                Mark Bulriss
                11425 Barrington Bridge Court
                Richmond, Virginia  23233

                If to the Company:

                Great Lakes Chemical Corporation
                One Great Lakes Boulevard
                P.O. Box 2200
                West Lafayette, Indiana  47906-0200




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             Attention:  General Counsel

or to such other address as any party may have furnished to the other in writing in accordance herewith.

     15. Binding Effect. Subject to Section 8 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     16. No Right to Employment. Neither the granting of this Option, nor the exercised thereof, shall be construed as granting Executive any right to continued employment by the Company or its subsidiaries. Subject to the terms of the Employment Agreement, the right of the Company and its subsidiaries to terminate Executive's employment at nay time and for any reason, is specifically reserved.

     17. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its rules relating to conflicts of laws.

     18. Entire Agreement. This Agreement and the relevant provisions of the Employment Agreement comprise the entire agreement between the parties hereto with respect to the subject matter hereof, and may not be modified or terminated orally.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                    GREAT LAKES CHEMICAL CORPORATION



                                    By: ___________________________________
                                          Name:  Martin M. Hale
                                          Title:  Chairman of the Board




                                        ___________________________________
                                             Mark Bulriss




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                                    FORM OF
                        GREAT LAKES CHEMICAL CORPORATION
                           RESTRICTED STOCK AGREEMENT



     THIS AGREEMENT, made as of the (Spin-off Date), by and between Great Lakes Chemical Corporation (the "Company") and Mark Bulriss (the "Executive").


                               W I T N E S E T H:


     WHEREAS, the Company and the Executive have entered into an Employment Agreement dated as of April 1, 1998 (the "Employment Agreement"), pursuant to which the Executive will serve as President and Chief Executive Officer of the Company; and

     WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company to enter into this Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. Grant of Restricted Shares. The Company hereby grants to the Executive an aggregate of 50,000 shares (the "Restricted Shares") of the Company's Common Stock, par value $1.00 per share ("Common Stock"), subject to the terms and conditions set forth in this Agreement. At such time as any portion of the Restricted Shares cease to be subject to forfeiture pursuant to Paragraph 4(b), such shares shall cease to constitute Restricted Shares hereunder.

     2. Issuance of Stock. As of the date hereof, the Company will cause to be issued in the name of the Executive a stock certificate or certificates representing the Restricted Shares (less any shares withheld in satisfaction of tax liabilities associated with the immediate vesting of certain Restricted Shares, as set forth below). Such shares shall be issued as Restricted Shares and will be held in the custody of the Company or its designee for the account of the Executive, pending delivery to the Executive as set forth in Paragraph 5 below.

     3. Dividends and Voting. After issuance in the name of the Executive of Restricted Shares and so long as the Restricted Shares are outstanding, the Executive shall have the right to vote and receive dividends with respect to such shares, provided that any dividends paid with respect to such shares during the period such shares remain subject to forfeiture pursuant to Paragraph 4(b) shall be held in the custody of the Company or its



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designee for the account of the Executive and shall be subject to the same restrictions as apply to the Restricted Shares.  Without limiting the foregoing,
(a) in the event of a forfeiture of Restricted Shares, such dividends shall be subject to the same restrictions as apply to the Restricted Shares. Without limiting the foregoing, (a) in the event of a forfeiture of Restricted Shares, such dividends shall be forfeited in the same proportion as such shares and (b) when the Executive or his estate becomes entitled to a stock certificate pursuant to Paragraph 5, the Executive or his estate shall be entitled to receive all retained dividends less any dividends that may have been forfeited.

             4.   Restrictions.

                  (a) Nontransferability. While the Restricted shares remain subject to forfeiture pursuant to Paragraph 4(b), neither the Restricted Shares nor the right to vote or receive dividends thereon may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Executive, or subject to any debts or liabilities of the Executive; provided, however, that Restricted Shares owned for at least six months may be transferred for the purpose of exercising all or any portion of stock option awards granted to the Executive, in which case a number of shares of Common Stock received upon exercise of the Option equal to the number of Restricted Shares so transferred shall thereafter be treated as Restricted Shares hereunder. Following such time as any of the Restricted Shares cease to be subject to forfeiture pursuant to Paragraph 4(b), the sale, transfer and other disposition of such shares shall remain subject to the restrictions set forth in the Employment Agreement.

                  (b) Forfeiture; Lapse of Restrictions. Except as otherwise provided in this Agreement, the Restricted Shares issued hereunder shall be immediately forfeited and returned to the Company and all rights of the Executive thereto shall terminate without further obligation a on the part of the Company if the Executive's employment with the Company terminates. Notwithstanding the foregoing, (1) forfeiture restrictions with respect to fifty percent (50%) of the Restricted Shares (i.e., 25,000 shares) shall lapse as of the date hereof and, provided the Executive is then in employment with the Company, forfeiture restrictions with respect to twenty-five percent (25%) of the Restricted Shares (i.e., 12,500 shares) shall lapse on each of the first and second anniversaries of the Effective Date (as defined in the Employment Agreement); (2) in the event that a, prior to the otherwise applicable vesting date, (w) the Executive's employment with the Company terminates due to death or Disability (as defined in the Employment Agreement), (x) the Executive's employment is terminated by the Company other than for Cause (as defined in the Employment Agreement, (y) the Executive's employment is terminated by the Executive for Good Reason (as defined in the Employment Agreement), or (z) a Change in Control (as defined in the Great Lakes Chemical Corporation 1993 Employee Stock Compensation Plan (the "1993 Plan")), shall occur while the Executive is then in employment with the Company, the restrictions set forth in this Paragraph 4 shall lapse and the Restricted Shares shall no longer be subject to forfeiture.

     5. Delivery of Certificates. At such time as any of the Restricted Shares cease to be subject to the forfeiture restrictions set forth in Paragraph 4(b), a stock certificate representing such number of shares of Common Stock (less any shares withheld



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in satisfaction of tax withholding obligations, as set forth below), free of the restrictions contained herein (other than those referred to in the last sentence of Paragraph 4(a), if then applicable, and those imposed by law), will be issued to the Executive or his estate as soon as practicable thereafter. In the event the restrictions referred to in the last sentence of Paragraph 4(a) are then applicable, the Executive agrees to the placement on certificates representing any such shares of Common Stock of a legend (the "Legend") substantially as set forth below:

                 "THE SALE, TRANSFER AND OTHER DISPOSITION
                 OF THE SECURITIES REPRESENTED BY THIS CER-
                 TIFICATE ARE SUBJECT TO THE TERMS AND
                 CONDITIONS OF THE EMPLOYMENT AGREEMENT
                 DATED AS OF APRIL 1, 1998, BETWEEN GREAT
                 LAKES CHEMICAL CORPORATION AND MARK
                 BULRISS."

In the event such shares of Common Stock have not yet been registered under the Securities Act of 1993, as amended (the "Securities Act"), as specified in the Employment Agreement, the Executive also agrees to the inclusion on the Legend of the following:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFI-
                 CATE HAVE NOT BEEN REGISTERED UNDER THE
                 U.S. SECURITIES ACT OF 1933, AS AMENDED (THE
                 "SECURITIES ACT"), AND MAY NOT BE OFFERED,
                 SOLD, TRANSFERRED OR OTHERWISE DISPOSED
                 OF EXCEPT PURSUANT TO AN EFFECTIVE REGIS-
                 TRATION STATEMENT OR PURSUANT TO AN EX-
                 EMPTION FROM, OR IN A TRANSACTION NOT
                 SUBJECT TO, THE REGISTRATION REQUIRE-
                 MENTS OF THE SECURITIES ACT."

     The Company shall take all actions necessary to remove the applicable portions of the Legend at the time as such restrictions set forth in the Employment Agreement cease to apply to such shares of Common Stock or such shares are registered under the Securities Act, as the case may be. The Company may postpone any such delivery until it receives satisfactory proof that the issuance or transfer of such shares of Common Stock will not violate any of the provisions of the Securities Act or the Securities Exchange of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or the requirements of applicable state law relating to authorization, issuance or sale of securities, or until there has been compliance with the provisions of such acts or rules.

     6. Payment of Taxes. At the time Restricted Shares cease to be subject to the forfeiture restrictions set forth in Paragraph 4(b) (or, if applicable, upon the making of an election by the Executive under Section 83(b) of the Internal Revenue Code of 1986, as amended), the Executive shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes




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incurred by reason of such Restricted Shares ceasing to be subject to such forfeiture restrictions (or by reason of such election) by tendering to the Company a check in the amount of such withholding or by electing to have withheld from the shares of Common Stock otherwise to be delivered to the Executive (or with respect to which the Executive has made such election) shares of Common Stock having a Fair Market Value (as defined in the 1993 Plan) equal to the amount of such tax withholding.

     7. Company; Executive. (a) The term "Company" as used in this Agreement with reference to employment shall include the Company and its subsidiaries, as appropriate.

           (b) Whenever the word "Executive" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Restricted Shares may be transferred by will or by the laws of descent and distribution, the word "Executive" shall be deemed to include such person or persons.

     8. Purchase for Purpose of Investment. The Executive hereby represents and warrants that any Restricted Shares awarded hereunder are acquired for his own account solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Executive hereby acknowledges that the Restricted Shares have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from the registration requirements of the Securities Act. The Company agrees to cause the Restricted Shares to be registered, as specified in the Employment Agreement.

     9. Notices. For purposes of this Agreement, all communications provided for in this Agreement shall be in writing and shall be deemed to be duly given when delivered or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  Mark Bulriss
                  [Address]

                  If, to the Company:

                  Great Lakes Chemical Corporation
                  [Address]

or to such other address as any party may have furnished to the other in writing in accordance herewith.

     10. Neither the granting of the Restricted Shares nor the vesting thereof shall be construed as granting Executive any right to continued employment by the Company.



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Subject to the terms of the Employment Agreement, the right of the Company to terminate Executive's employment at any time and for any reason, is specifically reserved.

     11. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to its rules relating to conflicts of laws.

     12. Entire Agreement. This Agreement and the relevant provisions of the Employment Agreement comprise the entire agreement between the parties hereto with respect to the subject matter hereof, and may not be modified or terminated orally.

     IN WITNESS WHEREOF, the parties hereto have executive this Agreement as of the day and year first above written.



                                    GREAT LAKES CHEMICAL CORPORATION



                                    By: ______________________________________



                                    __________________________________________
                                    Mark Bulriss





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